Exhibit 99.1
                                  ------------


         The Depositor purchased the Initial Group I Mortgage Loans (the "Initial Group I Mortgage Loans"), the Initial Group II Mortgage Loans (the "Initial Group II Mortgage Loans") and the Initial Group III Mortgage Loans (the "Initial Group III Mortgage Loans" and collectively with the Initial Group I Mortgage Loans and the Initial Group II Mortgage Loans, the "Initial Mortgage Loans") from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of November 10, 2003 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans"), Subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans") and Subsequent Group III Mortgage Loans (the "Subsequent Group III Mortgage Loans"; collectively with the Subsequent Group I Mortgage Loans, the Subsequent Group II Mortgage Loans and the Subsequent Group III Mortgage Loans, the "Subsequent Mortgage Loans") were purchased by the Trust from the Depositor on December 24, 2003 and December 30, 2003 from funds on deposit in the Pre-Funding Accounts and sold by the Depositor to the Trust for deposit in the Mortgage Pool. Pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Initial Mortgage Loans and the Subsequent Mortgage Loans (together, the "Mortgage Loans") to be assigned to the Trustee for the benefit of the certificateholders. The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described in the Prospectus Supplement, dated November 10, 2003 (the "Prospectus Supplement") under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

         The Initial Group I Mortgage Loans and the Subsequent Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 8213 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $1,235,316,109.62, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group II Mortgage Loans and the Subsequent Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 2,700 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $453,819,875.44, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group III Mortgage Loans and the Subsequent Group III Mortgage Loans (the "Group III Mortgage Loans") consist of approximately 1,371 fixed- rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $210,853,014.77, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the fixed-rate Group I Mortgage Loans, the fixed-rate Group II Mortgage Loans and the Group III Mortgage Loans) or the adjustable-rate (in the case of the adjustable-rate Group I Mortgage Loans and the adjustable-rate Group II Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two or three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 69.65% of the Group I Mortgage Loans, approximately 67.44% of the Group II Mortgage Loans and approximately 78.01% of the Group III Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in all of the loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originators to impose prepayment charges, was amended, and as a result, the Originators will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the OTS's ruling does not retroactively affect loans originated before July 1, 2003. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Charges" in the prospectus.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The Group I Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $1,235,316,109.62, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group I Mortgage Loans had a first Due Date prior to April 2003 or after February 2004, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2034. The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                          AGGREGATE         % OF AGGREGATE
                                                      PRINCIPAL BALANCE    PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS          NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
    OF THE CUT-OFF DATE ($)          MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------      --------------   -----------------    -----------------
 50,000.01 -  75,000.00 ...........        542      $      35,519,023.14        2.88%
 75,000.01 - 100,000.00 ...........      1,692            148,844,923.28       12.05
100,000.01 - 125,000.00 ...........      1,445            162,603,244.65       13.16
125,000.01 - 150,000.00 ...........      1,211            165,937,947.57       13.43
150,000.01 - 175,000.00 ...........        823            133,562,815.85       10.81
175,000.01 - 200,000.00 ...........        729            136,900,069.65       11.08
200,000.01 - 225,000.00 ...........        542            115,280,888.52        9.33
225,000.01 - 250,000.00 ...........        394             93,619,629.16        7.58
250,000.01 - 275,000.00 ...........        341             89,610,244.63        7.25
275,000.01 - 300,000.00 ...........        242             69,680,793.93        5.64
300,000.01 - 325,000.00 ...........        196             61,370,352.36        4.97
325,000.01 - 350,000.00 ...........         10              3,365,248.04        0.27
350,000.01 - 375,000.00 ...........         12              4,329,547.81        0.35
375,000.01 - 400,000.00 ...........         17              6,560,576.41        0.53
400,000.01 - 425,000.00 ...........          3              1,227,747.40        0.10
425,000.01 - 450,000.00 ...........          4              1,760,018.45        0.14
450,000.01 - 475,000.00 ...........          2                915,458.99        0.07
475,000.01 - 500,000.00 ...........          2                980,034.26        0.08
500,000.01 - 525,000.00 ...........          3              1,555,610.81        0.13
525,000.01 - 550,000.00 ...........          2              1,097,528.18        0.09
575,000.01 - 600,000.00 ...........          1                594,406.53        0.05
                                         -----      --------------------      ------
     Total. .......................      8,213      $   1,235,316,109.62      100.00%
                                         =====      ====================      ======
______________

(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $150,410.


       CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 CURRENT MORTGAGE RATE (%)         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
 5.000 -  5.999 .............          350        $      62,472,779.27          5.06%
 6.000 -  6.999 .............        1,351              232,542,748.17         18.82
 7.000 -  7.999 .............        2,149              343,596,715.69         27.81
 8.000 -  8.999 .............        1,934              280,412,789.77         22.70
 9.000 -  9.999 .............        1,457              200,479,462.04         16.23
10.000 - 10.999 .............          677               82,756,313.52          6.70
11.000 - 11.999 .............          216               24,259,287.76          1.96
12.000 - 12.999 .............           79                8,796,013.40          0.71
                                     -----        --------------------        ------
 Total.......................        8,213        $   1,235,316,109.62        100.00%
                                     =====        ====================        ======
______________

(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.21% per annum.


   MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 MAXIMUM MORTGAGE RATE (%)         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
11.001 - 11.500 ..............            1        $       219,636.74          0.03%
11.501 - 12.000 ..............           61             12,079,681.51          1.51
12.001 - 12.500 ..............          148             29,211,698.60          3.64
12.501 - 13.000 ..............          302             56,010,954.47          6.98
13.001 - 13.500 ..............          521             89,491,075.12         11.15
13.501 - 14.000 ..............          674            108,678,750.10         13.54
14.001 - 14.500 ..............          598             91,476,509.91         11.40
14.501 - 15.000 ..............          945            140,074,012.03         17.45
15.001 - 15.500 ..............          632             90,494,900.35         11.28
15.501 - 16.000 ..............          619             86,949,054.95         10.83
16.001 - 16.500 ..............          285             36,051,192.64          4.49
16.501 - 17.000 ..............          270             33,190,124.57          4.14
17.001 - 17.500 ..............          109             13,167,042.39          1.64
17.501 - 18.000 ..............           74              7,881,860.89          0.98
18.001 - 18.500 ..............           43              4,934,261.51          0.61
18.501 - 19.000 ..............           25              2,693,637.33          0.34
                                      -----        ------------------        ------
 Total .......................        5,307        $   802,604,393.11        100.00%
                                      =====        ==================        ======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.63% per annum.



              MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 MINIMUM MORTGAGE RATE (%)         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
 5.001 -  5.500 ..............            1        $       219,636.74          0.03%
 5.501 -  6.000 ..............           61             12,079,681.51          1.51
 6.001 -  6.500 ..............          148             29,211,698.60          3.64
 6.501 -  7.000 ..............          302             56,010,954.47          6.98
 7.001 -  7.500 ..............          521             89,491,075.12         11.15
 7.501 -  8.000 ..............          674            108,678,750.10         13.54
 8.001 -  8.500 ..............          598             91,476,509.91         11.40
 8.501 -  9.000 ..............          945            140,074,012.03         17.45
 9.001 -  9.500 ..............          632             90,494,900.35         11.28
 9.501 - 10.000 ..............          619             86,949,054.95         10.83
10.001 - 10.500 ..............          285             36,051,192.64          4.49
10.501 - 11.000 ..............          270             33,190,124.57          4.14
11.001 - 11.500 ..............          109             13,167,042.39          1.64
11.501 - 12.000 ..............           74              7,881,860.89          0.98
12.001 - 12.500 ..............           43              4,934,261.51          0.61
12.501 - 13.000 ..............           25              2,693,637.33          0.34
                                      -----        ------------------        ------
 Total .......................        5,307        $   802,604,393.11        100.00%
                                      =====        ==================        ======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.63% per annum.


          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
     GROSS MARGINS (%)             MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
3.001 - 3.500 ...............            3        $       506,354.35          0.06%
3.501 - 4.000 ...............            2                369,171.60          0.05
4.001 - 4.500 ...............            1                 85,500.00          0.01
4.501 - 5.000 ...............          390             69,351,411.54          8.64
5.001 - 5.500 ...............          610            103,027,814.35         12.84
5.501 - 6.000 ...............        2,254            342,357,227.49         42.66
6.001 - 6.500 ...............        1,420            199,037,804.51         24.80
6.501 - 7.000 ...............          627             87,869,109.27         10.95
                                     -----        ------------------        ------
Total .......................        5,307        $   802,604,393.11        100.00%
                                     =====        ==================        ======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.99% per annum.


           NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
  NEXT ADJUSTMENT DATE             MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
March 2005 ..................            1        $       198,977.96          0.02%
April 2005 ..................            5                955,681.55          0.12
May 2005 ....................          135             19,677,725.44          2.45
June 2005 ...................          184             27,604,063.56          3.44
July 2005 ...................          118             18,686,816.89          2.33
August 2005 .................          140             22,060,329.67          2.75
September 2005 ..............          114             18,201,367.27          2.27
October 2005 ................        2,210            352,851,797.42         43.96
November 2005 ...............          994            146,747,036.56         18.28
December 2005 ...............          562             81,489,758.00         10.15
January 2006 ................          838            113,096,346.00         14.09
July 2006 ...................            1                152,583.46          0.02
August 2006 .................            3                468,503.31          0.06
September 2006 ..............            2                413,406.02          0.05
                                     -----        ------------------        ------
  Total .....................        5,307        $   802,604,393.11        100.00%
                                     =====        ==================        ======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Cut-off Date is October 2005.


         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)



                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 ORIGINAL LOAN-TO-VALUE RATIO (%)  MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------  --------------   -----------------    -----------------
20.000 or less  ............            5           $      406,912.12          0.03%
20.001 - 25.000 ............            9                  799,645.30          0.07
25.001 - 30.000 ............           18                1,993,927.56          0.16
30.001 - 35.000 ............           24                3,027,546.62          0.25
35.001 - 40.000 ............           51                6,300,023.09          0.51
40.001 - 45.000 ............           61                7,294,596.51          0.59
45.001 - 50.000 ............           94               12,364,629.54          1.00
50.001 - 55.000 ............          140               19,947,555.46          1.62
55.001 - 60.000 ............          270               37,810,398.73          3.06
60.001 - 65.000 ............          303               43,196,204.54          3.50
65.001 - 70.000 ............          442               66,199,398.63          5.36
70.001 - 75.000 ............        1,204              174,236,485.91         14.11
75.001 - 80.000 ............        1,395              202,357,399.37         16.38
80.001 - 85.000 ............        1,595              244,848,932.27         19.82
85.001 - 90.000 ............        2,373              374,960,728.01         30.35
90.001 - 95.000 ............          229               39,571,725.96          3.20
                                    -----           -----------------        ------
 Total .....................        8,213           $1,235,316,109.62        100.00%
                                    =====           =================        ======
______________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 79.57%.


             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS



                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
    PROPERTY TYPE                         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------         --------------   -----------------    -----------------
Single Family Detached ................    6,771          $ 1,001,968,986.03        81.11%
Two- to Four-Family ...................      460               92,010,513.99         7.45
Planned Unit Development Detached .....      394               60,755,476.58         4.92
Condominium ...........................      349               53,064,248.05         4.30
Manufactured Housing ..................      131               13,197,229.43         1.07
Single Family Attached ................       56                6,546,316.47         0.53
Planned Unit Development Attached .....       52                7,773,339.07         0.63
                                           -----          ------------------       -----
  Total ...............................    8,213          $ 1,235,316,109.62       100.0%
                                           =====          ==================       =====



          MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
  OCCUPANCY STATUS                        MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------         --------------   -----------------    -----------------
Owner Occupied ...............               7,808         $   1,178,904,533.35        95.43%
Non Owner Occupied ...........                 335                46,305,645.90         3.75
Second Home ..................                  70                10,105,930.37         0.82
                                             -----         --------------------       ------
  Total ......................               8,213         $   1,235,316,109.62       100.00%
                                             =====         ====================       ======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                       AGGREGATE         % OF AGGREGATE
                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
            PURPOSE                               MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------                 --------------   -----------------    -----------------
Refinance-Debt Consolidation, Cashout(1) ..            7,511      $   1,135,911,510.39       91.95%
Refinance-Debt Consolidation, No Cashout(2)              663             93,137,078.83        7.54
Purchase ..................................               39              6,267,520.40        0.51
                                                       -----      --------------------      ------
  Total ...................................            8,213      $   1,235,316,109.62      100.00%
                                                       =====      ====================      ======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                       AGGREGATE         % OF AGGREGATE
                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
            LOCATION                              MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------                 --------------   -----------------    -----------------
Alaska .................................                8         $     1,413,894.28          0.11%
Alabama ................................              133              14,367,821.91          1.16
Arkansas ...............................               25               2,718,736.27          0.22
Arizona ................................              123              17,692,188.15          1.43
California .............................            1,232             247,114,715.03         20.00
Colorado ...............................              182              29,208,612.41          2.36
Connecticut ............................              218              32,885,803.49          2.66
Delaware ...............................               50               6,964,609.45          0.56
Florida ................................              887             111,210,532.57          9.00
Georgia ................................               96              13,246,646.11          1.07
Hawaii .................................               18               4,490,568.17          0.36
Iowa ...................................               52               5,649,474.90          0.46
Idaho ..................................                8               1,137,041.30          0.09
Illinois ...............................              423              62,050,718.14          5.02
Indiana ................................              148              15,829,151.24          1.28
Kansas .................................               44               4,881,819.99          0.40
Kentucky ...............................               19               2,272,641.27          0.18
Louisiana ..............................              103              10,597,900.78          0.86
Massachusetts ..........................              329              64,398,204.53          5.21
Maryland ...............................              270              43,034,392.18          3.48
Maine ..................................               67               9,154,467.02          0.74
Michigan ...............................              424              52,571,346.68          4.26
Minnesota ..............................              381              59,118,352.30          4.79
Missouri ...............................              145              16,833,062.32          1.36
Mississippi ............................               59               6,578,231.18          0.53
Montana ................................                2                 241,469.97          0.02
North Carolina..........................               39               4,136,754.57          0.33
North Dakota ...........................                6                 655,335.62          0.05
Nebraska ...............................               50               5,141,752.26          0.42
New Hampshire ..........................               45               6,572,300.67          0.53
New Jersey .............................              318              57,077,620.53          4.62
New Mexico .............................               25               2,748,634.56          0.22
Nevada .................................               33               4,926,933.77          0.40
New York ...............................              465              93,797,001.20          7.59
Ohio ...................................              137              14,847,984.54          1.20
Oklahoma ...............................               74               8,539,770.59          0.69
Oregon .................................               23               3,825,127.68          0.31
Pennsylvania ...........................              282              34,940,718.83          2.83
Rhode Island ...........................              127              20,567,709.95          1.66
South Carolina..........................               28               3,242,428.91          0.26
South Dakota ...........................                6                 578,811.96          0.05
Tennessee ..............................               67               7,430,911.41          0.60
Texas ..................................              578              62,131,265.48          5.03
Utah ...................................               16               2,370,321.34          0.19
Vermont ................................               12               1,631,360.46          0.13
Washington .............................              184              31,744,179.27          2.57
Wisconsin ..............................              238              31,144,447.70          2.52
Wyoming ................................               14               1,602,336.68          0.13



                                      -26-





 Total:..............................        8,213              $ 1,235,316,109.62               100.00%
______________

(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.32% in the 11717 ZIP Code.


                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)



                                                      AGGREGATE         % OF AGGREGATE
                                                  PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                   NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 QUALIFYING FICO SCORE           MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------        --------------   -----------------    -----------------
500-524 ................               544         $   72,197,117.39           5.84%
525-549 ................               825            114,438,457.95           9.26
550-574 ................             1,302            183,585,794.30          14.86
575-599 ................               844            117,879,355.85           9.54
600-624 ................               953            145,447,662.76          11.77
625-649 ................             1,121            174,217,915.23          14.10
650-674 ................               905            145,505,035.66          11.78
675-699 ................               687            114,602,137.95           9.28
700-724 ................               467             80,082,787.37           6.48
725-749 ................               302             47,463,445.54           3.84
750-774 ................               157             23,139,537.79           1.87
775-799 ................                97             15,204,341.26           1.23
800-824 ................                 9              1,552,520.57           0.13
                                     -----         -----------------         ------
  Total ................             8,213         $1,235,316,109.62         100.00%
                                     =====         =================         ======
______________

(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 622. See "--FICO Scores" herein.


              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE         % OF AGGREGATE
                                                                PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                 NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 INCOME DOCUMENTATION                          MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------                      --------------   -----------------    -----------------
Full Documentation Program ...............         5,625         $  826,602,990.70          66.91%
Stated Income Documentation Program ......         1,998            311,986,998.58          25.26
Limited Documentation Program ............           590             96,726,120.34           7.83
                                                   -----         -----------------         ------
  Total ..................................         8,213         $1,235,316,109.62         100.00%
                                                   =====         =================         ======
______________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.



                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                  AGGREGATE         % OF AGGREGATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                               NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
  RISK CATEGORY              MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------    --------------   -----------------    -----------------
8A .....................           840         $   133,233,635.08          10.79%
7A .....................           710             121,742,929.58           9.86
6A .....................           643             104,645,363.14           8.47
5A .....................           676             106,802,193.24           8.65
4A .....................           788             124,818,117.71          10.10
3A .....................           530              79,753,472.14           6.46
2A .....................         1,545             221,692,837.13          17.95
A ......................           572              81,680,537.06           6.61
B ......................         1,075             145,108,157.31          11.75
C ......................           764             106,820,778.23           8.65
D ......................            70               9,018,089.00           0.73
                                 -----         ------------------         ------
  Total ................         8,213         $ 1,235,316,109.62         100.00%
                                 =====         ==================         ======


GROUP II MORTGAGE LOAN STATISTICS

         The Group II Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $453,819,875.44, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group II Mortgage Loans had a first Due Date prior to May 2003 or after February 2004, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2034. The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                    PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                             AGGREGATE         % OF AGGREGATE
                                                         PRINCIPAL BALANCE   PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS            NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   OF THE CUT-OFF DATE ($)              MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
 50,000.00 -  75,000.00 .............        909          $  60,021,253.29         13.23%
 75,000.01 - 100,000.00 .............        285             24,887,402.02          5.48
100,000.01 - 125,000.00 .............        292             32,504,822.58          7.16
125,000.01 - 150,000.00 .............        217             29,694,850.32          6.54
150,000.01 - 175,000.00 .............        135             21,977,740.24          4.84
175,000.01 - 200,000.00 .............        124             23,343,294.52          5.14
200,000.01 - 225,000.00 .............         85             18,125,875.32          3.99
225,000.01 - 250,000.00 .............         67             15,968,760.10          3.52
250,000.01 - 275,000.00 .............         47             12,267,403.29          2.70
275,000.01 - 300,000.00 .............         42             12,167,948.06          2.68
300,000.01 - 325,000.00 .............         39             12,286,813.26          2.71
325,000.01 - 350,000.00 .............        100             33,898,837.70          7.47
350,000.01 - 375,000.00 .............         80             28,879,923.96          6.36
375,000.01 - 400,000.00 .............         58             22,523,340.04          4.96
400,000.01 - 425,000.00 .............         52             21,537,618.87          4.75
425,000.01 - 450,000.00 .............         45             19,698,609.17          4.34
450,000.01 - 475,000.00 .............         24             11,153,855.51          2.46
475,000.01 - 500,000.00 .............         32             15,686,590.64          3.46
500,000.01 - 525,000.00 .............         14              7,228,492.78          1.59
525,000.01 - 550,000.00 .............         23             12,357,409.46          2.72
550,000.01 - 575,000.00 .............          9              5,125,309.58          1.13
575,000.01 - 600,000.00 .............         20             11,844,303.30          2.61
625,000.01 - 650,000.00 .............          1                639,421.43          0.14
                                           -----          ----------------        ------
     Total. .........................      2,700          $ 453,819,875.44        100.00%
                                           =====          ================        ======
______________

(1) The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $168,081.


   CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------------         --------------    -----------------     -----------------
 5.000 - 5.999 ................                128        $  31,187,675.52          6.87%
 6.000 - 6.999 ................                428           96,676,306.20         21.30
 7.000 - 7.999 ................                650          121,235,074.98         26.71
 8.000 - 8.999 ................                549           87,911,762.26         19.37
 9.000 - 9.999 ................                487           65,543,522.82         14.44
10.000 - 10.999 ...............                288           33,906,552.22          7.47
11.000 - 11.999 ...............                142           13,634,595.85          3.00
12.000 - 12.999 ...............                 23            3,078,063.68          0.68
13.000 - 13.999 ...............                  5              646,321.91          0.14
                                             -----        ----------------        ------
 Total. .......................              2,700        $ 453,819,875.44        100.00%
                                             =====        ================        ======
______________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.16% per annum.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF   OUTSTANDING AS OF
   MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
11.001 - 11.500 ...............                  2          $     534,934.32          0.18%
11.501 - 12.000 ...............                 30             10,905,380.52          3.69
12.001 - 12.500 ...............                 50             15,497,148.10          5.25
12.501 - 13.000 ...............                 80             23,048,687.48          7.80
13.001 - 13.500 ...............                135             31,242,870.40         10.57
13.501 - 14.000 ...............                175             36,114,301.65         12.22
14.001 - 14.500 ...............                153             26,888,177.56          9.10
14.501 - 15.000 ...............                240             42,891,262.74         14.52
15.001 - 15.500 ...............                188             27,437,933.39          9.29
15.501 - 16.000 ...............                245             32,656,764.24         11.05
16.001 - 16.500 ...............                126             14,513,358.09          4.91
16.501 - 17.000 ...............                142             17,820,697.41          6.03
17.001 - 17.500 ...............                 76              6,425,101.65          2.17
17.501 - 18.000 ...............                 55              5,947,069.70          2.01
18.001 - 18.500 ...............                 15              2,253,816.27          0.76
18.501 - 19.000 ...............                  6                620,197.41          0.21
19.001 - 19.500 ...............                  4                586,344.92          0.20
19.501 - 20.000 ...............                  1                 59,976.99          0.02
                                             -----          ----------------        ------
 Total.........................              1,723          $ 295,444,022.84        100.00%
                                             =====          ================        ======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.63% per annum.


              MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
 5.001-  5.500 ..............                  2           $    534,934.32          0.18%
 5.501-  6.000 ..............                 30             10,905,380.52          3.69
 6.001-  6.500 ..............                 50             15,497,148.10          5.25
 6.501-  7.000 ..............                 80             23,048,687.48          7.80
 7.001-  7.500 ..............                135             31,242,870.40         10.57
 7.501-  8.000 ..............                175             36,114,301.65         12.22
 8.001-  8.500 ..............                153             26,888,177.56          9.10
 8.501-  9.000 ..............                240             42,891,262.74         14.52
 9.001-  9.500 ..............                188             27,437,933.39          9.29
 9.501- 10.000 ..............                245             32,656,764.24         11.05
10.001-10.500 ...............                126             14,513,358.09          4.91
10.501-11.000 ...............                142             17,820,697.41          6.03
11.001-11.500 ...............                 76              6,425,101.65          2.17
11.501-12.000 ...............                 55              5,947,069.70          2.01
12.001-12.500 ...............                 15              2,253,816.27          0.76
12.501-13.000 ...............                  6                620,197.41          0.21
13.001-13.500 ...............                  4                586,344.92          0.20
13.501-14.000 ...............                  1                 59,976.99          0.02
                                           -----           ---------------        ------
 Total ......................              1,723           $295,444,022.84        100.00%
                                           =====           ===============        ======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 8.63% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
  GROSS MARGINS (%)                     MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
2.501 - 3.000 .............                   2            $    615,508.33           0.21%
3.501 - 4.000 .............                   2                 188,763.89           0.06
4.001 - 4.500 .............                   3                 258,888.59           0.09
4.501 - 5.000 .............                 107              25,791,820.10           8.73
5.001 - 5.500 .............                 182              44,301,247.85          14.99
5.501 - 6.000 .............                 699             118,834,806.69          40.22
6.001 - 6.500 .............                 454              69,109,528.63          23.39
6.501 - 7.000 .............                 273              36,097,586.30          12.22
8.001 - 8.500 .............                   1                 245,872.46           0.08
                                          -----            ---------------         ------
      Total ...............               1,723            $295,444,022.84         100.00%
                                          =====            ===============         ======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.97% per annum.


               NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
  NEXT ADJUSTMENT DATE                  MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
April 2005 ..................                  1           $    219,771.09          0.07%
May 2005 ....................                 47              7,729,892.48          2.62
June 2005 ...................                 65              8,392,880.02          2.84
July 2005 ...................                 27              4,147,151.47          1.40
August 2005 .................                 52              9,082,148.11          3.07
September 2005 ..............                 49              6,892,254.10          2.33
October 2005 ................                774            132,092,416.24         44.71
November 2005 ...............                310             55,300,268.94         18.72
December 2005 ...............                163             33,227,674.00         11.25
January 2006 ................                233             37,357,793.00         12.64
July 2006 ...................                  1                598,489.82          0.20
August 2006 .................                  1                403,283.57          0.14
                                           -----           ---------------        ------
       Total ................              1,723           $295,444,022.84        100.00%
                                           =====           ===============        ======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Cut-off Date is October 2005.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------        --------------    -----------------    -----------------
20.000 or Less ..............                    8        $     520,343.52          0.11%
20.001 - 25.000 .............                   11              993,218.69          0.22
25.001 - 30.000 .............                    6            1,108,000.00          0.24
30.001 - 35.000 .............                   16            1,612,674.39          0.36
35.001 - 40.000 .............                   11              772,086.35          0.17
40.001 - 45.000 .............                   23            2,995,899.54          0.66
45.001 - 50.000 .............                   25            3,860,886.16          0.85
50.001 - 55.000 .............                   42            7,446,411.53          1.64
55.001 - 60.000 .............                   71            8,900,684.89          1.96
60.001 - 65.000 .............                  109           13,663,162.64          3.01
65.001 - 70.000 .............                  169           32,325,112.21          7.12
70.001 - 75.000 .............                  439           63,542,664.94         14.00
75.001 - 80.000 .............                  537           78,086,676.13         17.21
80.001 - 85.000 .............                  458           83,515,528.13         18.40
85.001 - 90.000 .............                  719          143,253,169.78         31.57
90.001 - 95.000 .............                   56           11,223,356.54          2.47
                                             -----        ----------------        ------
       Total ................                2,700        $ 453,819,875.44        100.00%
                                             =====        ================        ======
______________

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 79.60%.


             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS



                                                                   AGGREGATE             % OF AGGREGATE
                                                                PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                NUMBER OF       OUTSTANDING AS OF        OUTSTANDING AS OF
        PROPERTY TYPE                        MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------             --------------    -----------------        -----------------
Single Family Detached ..................          2,315         $386,406,391.72            85.15%
Two- to Four-Family .....................             90           17,138,492.42             3.78
Planned Unit Development Detached .......            115           24,419,764.22             5.38
Condominium .............................             98           18,270,357.63             4.03
Manufactured Housing ....................             47            3,399,793.75             0.75
Single Family Residence - Attached ......             26            2,997,117.95             0.66
Planned Unit Development Attached .......              9            1,187,957.75             0.26
                                                   -----         ---------------           ------
 Total ..................................          2,700         $453,819,875.44           100.00%
                                                   =====         ===============           ======



              MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE            % OF AGGREGATE
                                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
  OCCUPANCY STATUS                           MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------             --------------    -----------------        -----------------
Owner Occupied .................                   2,552       $ 432,963,255.23              95.40%
Non Owner Occupied .............                     117          15,736,732.85               3.47
Second Home ....................                      31           5,119,887.36               1.13
                                                   -----       ----------------             ------
 Total .........................                   2,700       $ 453,819,875.44             100.00%
                                                   =====       ================             ======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                    AGGREGATE            % OF AGGREGATE
                                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF       OUTSTANDING AS OF        OUTSTANDING AS OF
         PURPOSE                             MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------             --------------    -----------------        -----------------
Refinance-Debt Consolidation, Cashout(1) ...      2,460         $   413,251,813.35             91.06%
Refinance-Debt Consolidation, No Cashout(2)         236              39,964,257.14              8.81
Purchase ...................................          4                 603,804.95              0.13
                                                  -----         ------------------            ------
 Total .....................................      2,700         $   453,819,875.44            100.00%
                                                  =====          =================            ======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)



                                                      AGGREGATE            % OF AGGREGATE
                                                  PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                   NUMBER OF       OUTSTANDING AS OF      OUTSTANDING AS OF
         LOCATION               MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------   --------------    -----------------        -----------------
Alaska ......................           2         $       547,672.73          0.12%
Alabama .....................          60               5,934,158.70          1.31
Arkansas ....................          10                 830,089.47          0.18
Arizona .....................          40               5,160,849.80          1.14
California ..................         358             108,321,808.59         23.87
Colorado ....................          57              12,685,822.95          2.80
Connecticut .................          51               9,635,760.19          2.12
Delaware ....................          10               1,969,593.21          0.43
Florida .....................         277              36,230,372.77          7.98
Georgia .....................          27               4,012,739.97          0.88
Hawaii ......................          10               2,445,179.42          0.54
Iowa ........................          53               4,242,912.45          0.93
Illinois ....................         132              22,837,874.47          5.03
Indiana .....................          50               4,655,519.69          1.03
Kansas ......................          17               1,756,997.31          0.39
Kentucky ....................           8                 611,659.12          0.13
Louisiana ...................          42               4,182,307.51          0.92
Massachusetts ...............         113              27,331,094.34          6.02
Maryland ....................          60              15,729,447.41          3.47
Maine .......................          17               1,996,574.46          0.44
Michigan ....................         130              14,993,434.93          3.30
Minnesota ...................         100              16,832,893.50          3.71
Missouri ....................          65               6,174,764.80          1.36
Mississippi .................          23               1,517,394.43          0.33
Montana .....................           2                 177,578.12          0.04
North Carolina ..............           9                 732,323.49          0.16
North Dakota ................           1                 269,860.02          0.06
Nebraska ....................          16               1,233,052.36          0.27
New Hampshire ...............          14               2,100,016.51          0.46
New Jersey ..................          86              19,872,663.55          4.38
New Mexico ..................          10                 948,450.41          0.21
Nevada ......................          11               2,119,521.25          0.47
New York ....................         140              34,496,328.04          7.60
Ohio ........................          42               3,567,798.87          0.79
Oklahoma ....................          34               3,449,752.11          0.76
Oregon ......................          11               1,247,679.59          0.27
Pennsylvania ................         118              13,797,479.93          3.04
Rhode Island ................          25               4,546,567.62          1.00
South Carolina ..............          13               1,210,059.83          0.27
South Dakota ................           3                 457,249.30          0.10
Tennessee ...................          41               4,039,535.17          0.89
Texas .......................         265              24,622,834.93          5.43
Utah ........................           8               1,640,561.19          0.36
Vermont .....................           1                  61,466.33          0.01
Washington ..................          58              13,594,829.72          3.00
Wisconsin ...................          79               8,871,446.14          1.95
Wyoming .....................           1                 125,898.74          0.03



                                      -34-





       Total:...............         2,700          $ 453,819,875.44        100.00%
______________

(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.40% in the 92592 ZIP Code.


                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)



                                                       AGGREGATE            % OF AGGREGATE
                                                  PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                   NUMBER OF       OUTSTANDING AS OF        OUTSTANDING AS OF
QUALIFYING FICO SCORE           MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------   --------------    -----------------        -----------------
500-524 ..................           248         $    32,125,539.90           7.08%
525-549 ..................           289              40,391,953.71           8.90
550-574 ..................           356              54,835,250.15          12.08
575-599 ..................           256              42,643,779.01           9.40
600-624 ..................           318              54,001,413.52          11.90
625-649 ..................           366              63,478,729.09          13.99
650-674 ..................           277              52,974,635.94          11.67
675-699 ..................           251              50,839,236.77          11.20
700-724 ..................           158              29,594,869.81           6.52
725-749 ..................            97              17,364,495.62           3.83
750-774 ..................            58              10,223,731.40           2.25
775-799 ..................            20               4,418,833.60           0.97
800-824 ..................             6                 927,406.92           0.20
                                   -----         ------------------         ------
       Total .............         2,700         $   453,819,875.44         100.00%
                                   =====         ==================         ======
______________

(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 624. See "--FICO Scores" herein.


             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)



                                                                    AGGREGATE            % OF AGGREGATE
                                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
INCOME DOCUMENTATION                         MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------                --------------    -----------------        -----------------
Full Documentation Program................      1,896            $ 303,490,689.97               66.87%
Stated Income Documentation Program.......        590              104,840,725.98               23.10
Limited Documentation Program.............        214               45,488,459.49               10.02
                                                -----            ----------------              ------
 Total....................................      2,700            $ 453,819,875.44              100.00%
                                                =====            ================              ======
______________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS



                                                                    AGGREGATE            % OF AGGREGATE
                                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
  RISK CATEGORY                              MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------                --------------    -----------------        -----------------
8A .......................                          269         $ 49,669,881.63             10.94%
7A .......................                          256           49,534,475.33             10.92
6A .......................                          201           40,878,880.45              9.01
5A .......................                          236           42,292,083.98              9.32
4A .......................                          261           49,033,557.77             10.80
3A .......................                          177           29,618,723.85              6.53
2A .......................                          488           77,890,207.32             17.16
A ........................                          142           24,098,039.70              5.31
B ........................                          362           49,156,502.04             10.83
C ........................                          280           37,720,848.72              8.31
D ........................                           28            3,926,674.65              0.87
                                                  -----         ---------------            ------
 Total ...................                        2,700         $453,819,875.44            100.00%
                                                  =====         ===============            ======

GROUP III MORTGAGE LOAN STATISTICS

         The Group III Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $210,853,014.77, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group III Mortgage Loans had a first Due Date prior to June 2003 or after February 2004, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group III Mortgage Loan is January 2034. The Group III Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


              PRINCIPAL BALANCES OF THE GROUP III MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                              AGGREGATE           % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS            NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   OF THE CUT-OFF DATE ($)              MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
 50,000.01 -  75,000.00 .............        477            $ 31,153,765.21       14.78%
 75,000.01 - 100,000.00 .............        209              18,201,991.30        8.63
100,000.01 - 125,000.00 .............        148              16,601,645.96        7.87
125,000.01 - 150,000.00 .............        123              16,974,932.16        8.05
150,000.01 - 175,000.00 .............         68              11,013,351.28        5.22
175,000.01 - 200,000.00 .............         39               7,330,129.35        3.48
200,000.01 - 225,000.00 .............         49              10,372,662.69        4.92
225,000.01 - 250,000.00 .............         31               7,396,119.40        3.51
250,000.01 - 275,000.00 .............         20               5,241,206.35        2.49
275,000.01 - 300,000.00 .............         20               5,752,684.51        2.73
300,000.01 - 325,000.00 .............         16               5,065,943.16        2.40
325,000.01 - 350,000.00 .............         26               8,761,303.73        4.16
350,000.01 - 375,000.00 .............         29              10,535,578.55        5.00
375,000.01 - 400,000.00 .............         15               5,853,125.62        2.78
400,000.01 - 425,000.00 .............         17               7,008,850.91        3.32
425,000.01 - 450,000.00 .............          8               3,545,568.88        1.68
450,000.01 - 475,000.00 .............         17               7,888,122.22        3.74
475,000.01 - 500,000.00 .............         18               8,880,266.01        4.21
500,000.01 - 525,000.00 .............          9               4,621,045.93        2.19
525,000.01 - 550,000.00 .............          9               4,836,384.11        2.29
550,000.01 - 575,000.00 .............          6               3,389,600.22        1.61
575,000.01 - 600,000.00 .............         16               9,529,591.18        4.52
875,000.01 - 900,000.00 .............          1                 899,146.04        0.43
                                           -----            ---------------      ------
     Total...........................      1,371            $210,853,014.77      100.00%
                                           =====            ===============      ======
______________

(1) The average principal balance of the Group III Mortgage Loans as of the Cut-off Date was approximately $153,795.



        MORTGAGE RATES OF THE GROUP III MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                         AGGREGATE          % OF AGGREGATE
                                                      PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                      NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   MORTGAGE RATE ($)                MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------     --------------    -----------------    -----------------
 5.000 -  5.999 ...............          102            $  21,663,760.28         10.27%
 6.000 -  6.999 ...............          353               75,837,333.83         35.97
 7.000 -  7.999 ...............          401               64,749,568.11         30.71
 8.000 -  8.999 ...............          200               21,352,245.42         10.13
 9.000 -  9.999 ...............          116               12,075,487.48          5.73
10.000 - 10.999 ...............          137               10,835,869.50          5.14
11.000 - 11.999 ...............           47                3,206,211.96          1.52
12.000 - 12.999 ...............           13                  885,343.71          0.42
13.000 - 13.999 ...............            2                  247,194.48          0.12
                                       -----            ----------------        ------
        Total .................        1,371            $ 210,853,014.77        100.00%
                                       =====            ================        ======
______________

(1) The weighted average current Mortgage Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 7.53% per annum.


          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP III MORTGAGE LOANS(1)



                                                        AGGREGATE            % OF AGGREGATE
                                                   PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
 MORTGAGE RATE ($)               MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------    --------------    -----------------        -----------------
20.000 or less ..............            6              $    478,959.65          0.23%
20.001 - 25.000 .............           13                   970,980.76          0.46
25.001 - 30.000 .............            7                   540,498.85          0.26
30.001 - 35.000 .............           16                 1,333,689.84          0.63
35.001 - 40.000 .............           29                 3,160,253.52          1.50
40.001 - 45.000 .............           29                 3,125,195.01          1.48
45.001 - 50.000 .............           43                 4,784,306.38          2.27
50.001 - 55.000 .............           58                 6,452,788.36          3.06
55.001 - 60.000 .............           85                10,101,396.49          4.79
60.001 - 65.000 .............           47                 6,845,054.57          3.25
65.001 - 70.000 .............          123                17,263,488.21          8.19
70.001 - 75.000 .............          154                17,985,367.87          8.53
75.001 - 80.000 .............          221                31,079,360.68         14.74
80.001 - 85.000 .............          161                29,699,571.38         14.09
85.001 - 90.000 .............          349                71,412,258.81         33.87
90.001 - 95.000 .............           30                 5,619,844.39          2.67
                                     -----              ---------------        ------
       Total ................        1,371              $210,853,014.77        100.00%
                                     =====              ===============        ======
______________

(1) The weighted average original loan-to-value ratio of the Group III Mortgage Loans as of the Cut-off Date was approximately 77.01%.


            MORTGAGED PROPERTY TYPES OF THE GROUP III MORTGAGE LOANS

                                                                    AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
       PROPERTY TYPE                         MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------                --------------    -----------------    -----------------
Single Family Detached ..................        1,096          $ 168,533,167.50       79.93%
Two- to Four-Family .....................           75             16,194,317.07        7.68
Planned Unit Development Detached .......           80             13,746,063.63        6.52
Condominium .............................           29              4,498,365.75        2.13
Manufactured Housing ....................           77              6,514,278.26        3.09
Single Family Attached ..................           10                939,287.38        0.45
Planned Unit Development Attached .......            4                427,535.18        0.20
                                                 -----          ----------------      ------
 Total ..................................        1,371          $ 210,853,014.77      100.00%
                                                 =====          ================      ======




    MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP III MORTGAGE LOANS(1)


                                                        AGGREGATE        % OF AGGREGATE
                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
   OCCUPANCY STATUS              MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------    --------------    -----------------    -----------------
Owner Occupied .................       1,287       $   198,803,116.06        94.29%
Non Owner Occupied .............          76            10,931,005.10         5.18
Second Home ....................           8             1,118,893.61         0.53
                                       -----       ------------------       ------
 Total .........................       1,371       $   210,853,014.77       100.00%
                                       =====       ==================       ======
______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP III MORTGAGE LOANS



                                                                        AGGREGATE        % OF AGGREGATE
                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
           PURPOSE                               MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------                    --------------    -----------------    -----------------
Refinance-Debt Consolidation, Cashout(1) ...       1,244             $189,629,185.72          89.93%
Refinance-Debt Consolidation, No Cashout(2)          123               20,649,279.45           9.79
Purchase ...................................           4                  574,549.60           0.27
                                                   -----             ---------------         ------
 Total .....................................       1,371             $210,853,014.77         100.00%
                                                   =====             ===============         ======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.



          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP III MORTGAGE LOANS(1)



                                                        AGGREGATE        % OF AGGREGATE
                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
           LOCATION              MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------    --------------    -----------------    -----------------
Alaska ......................            2           $    187,338.11          0.09%
Alabama .....................           33              3,354,231.73          1.59
Arkansas ....................            8                538,586.36          0.26
Arizona .....................           25              2,824,841.40          1.34
California ..................          216             61,933,611.06         29.37
Colorado ....................           26              3,177,035.30          1.51
Connecticut .................           33              6,933,169.78          3.29
Delaware ....................            4                466,976.55          0.22
Florida .....................          149             17,351,994.50          8.23
Georgia .....................            6                568,549.73          0.27
Hawaii ......................            6                862,916.83          0.41
Iowa ........................           13                973,644.76          0.46
Illinois ....................           34              4,192,056.14          1.99
Indiana .....................           28              2,882,925.50          1.37
Kansas ......................            9                793,913.31          0.38
Kentucky ....................            3                413,956.04          0.20
Louisiana ...................           33              2,489,821.80          1.18
Massachusetts ...............           38              8,140,123.68          3.86
Maryland ....................           36              7,066,335.58          3.35
Maine .......................           13              1,290,847.78          0.61
Michigan ....................           78              8,802,357.40          4.17
Minnesota ...................           42              8,090,736.55          3.84
Missouri ....................           27              2,626,332.90          1.25
Mississippi .................           14              1,174,141.70          0.56
North Carolina ..............            9                923,254.49          0.44
North Dakota ................            1                 85,448.20          0.04
Nebraska ....................           11              1,451,033.97          0.69
New Hampshire ...............           12              2,089,641.67          0.99
New Jersey ..................           24              5,638,414.60          2.67
New Mexico ..................            5                489,919.62          0.23
Nevada ......................            7                868,520.36          0.41
New York ....................           54             10,735,115.49          5.09
Ohio ........................           22              2,056,798.71          0.98
Oklahoma ....................           34              3,253,109.54          1.54
Oregon ......................           10              1,699,659.74          0.81
Pennsylvania ................           52              6,631,844.90          3.15
Rhode Island ................           11              1,387,750.66          0.66
South Carolina ..............            7                826,547.35          0.39
Tennessee ...................           25              2,132,271.33          1.01
Texas .......................          154             14,290,983.54          6.78
Utah ........................            2                173,115.51          0.08
Washington ..................           25              4,339,493.02          2.06
Wisconsin ...................           26              4,285,686.17          2.03
Wyoming .....................            4                357,961.41          0.17
                                     -----           ---------------        ------
       Total: ...............        1,371           $210,853,014.77        100.00%
                                     =====           ===============        ======
______________

(1) The greatest ZIP Code geographic concentration of the Group III Mortgage Loans was approximately 0.66% in the 94015 ZIP Code.


        QUALIFYING FICO SCORES FOR THE GROUP III MORTGAGE LOANS AT ORIGINATION(1)


                                                        AGGREGATE        % OF AGGREGATE
                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 QUALIFYING FICO SCORE           MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------    --------------    -----------------    -----------------
500-524 ..................            71            $  6,116,727.45           2.90%
525-549 ..................            55               4,755,673.22           2.26
550-574 ..................           100              10,359,368.75           4.91
575-599 ..................           100              10,522,528.56           4.99
600-624 ..................           117              16,656,742.04           7.90
625-649 ..................           190              28,704,677.03          13.61
650-674 ..................           195              33,516,254.75          15.90
675-699 ..................           205              37,845,857.76          17.95
700-724 ..................           143              30,316,270.62          14.38
725-749 ..................            97              15,499,095.56           7.35
750-774 ..................            70              12,526,611.84           5.94
775-799 ..................            24               3,668,608.31           1.74
800-824 ..................             4                 364,598.88           0.17
                                   -----            ---------------         ------
       Total .............         1,371            $210,853,014.77         100.00%
                                   =====            ===============         ======
______________

(1) The weighted average qualifying FICO score at origination of the Group III Mortgage Loans that had FICO scores was approximately 664. See "--FICO Scores" herein.


             INCOME DOCUMENTATION OF THE GROUP III MORTGAGE LOANS(1)



                                                                   AGGREGATE        % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                               NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
    INCOME DOCUMENTATION                    MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------               --------------    -----------------    -----------------
Full Documentation Program ..............       1,021          $152,882,722.27           72.51%
Stated Income Documentation Program .....         251            40,292,282.68           19.11
Limited Documentation Program ...........          99            17,678,009.82            8.38
                                                -----          ---------------          ------
 Total ..................................       1,371          $210,853,014.77          100.00%
                                                =====          ===============          ======
______________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                RISK CATEGORIES FOR THE GROUP III MORTGAGE LOANS

                                                                   AGGREGATE        % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                               NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
          RISK CATEGORY                     MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------               --------------    -----------------    -----------------
8A .......................                       264            $ 46,403,856.17          22.01%
7A .......................                       220              45,842,323.35          21.74
6A .......................                       159              27,142,225.85          12.87
5A .......................                       168              26,750,505.81          12.69
4A .......................                       127              18,050,210.44           8.56
3A .......................                        65               9,991,751.04           4.74
2A .......................                       150              16,646,454.09           7.89
A ........................                        38               4,406,298.57           2.09
B ........................                        86               7,950,322.20           3.77
C ........................                        81               6,545,823.32           3.10
D ........................                        13               1,123,243.93           0.53
                                               -----            ---------------         ------
 Total ...................                     1,371            $210,853,014.77         100.00%
                                               =====            ===============         ======



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